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                                                                    EXHIBIT 99.1

                              PULSE BANCORP, INC.

                        SPECIAL MEETING OF STOCKHOLDERS
                               DECEMBER 16, 1998

        The undersigned hereby appoints the Board of Directors of Pulse Bancorp, Inc. ("Pulse"), with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Pulse that the undersigned is entitled to vote at the Special Meeting of Stockholders, to be held at the Holiday Inn, Forsgate Drive, Jamesburg, New Jersey, on Wednesday, December 16, 1998, at 9:00 a.m. ("Meeting"), and at any and all adjournments thereof, as follows:


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSITION 1.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR PROPOSITION 1. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
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[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE USING
    DARK INK ONLY
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1.  The approval of the Agreement and Plan of Merger, dated as of July 9, 1998, by and between First Source Bancorp, Inc. ("First Source") and Pulse, pursuant to which Pulse will merge with and into First Source.

    In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

                        FOR       AGAINST      ABSTAIN
                        ---       -------      -------

                        [_]         [_]          [_]


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournments thereof and after notification to the Secretary of Pulse at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Pulse prior to the execution of this proxy of the notice of special meeting of stockholders and a joint proxy statement/prospectus dated November 3, 1998.

Dated:                  Check box if planning to attend Meeting   [ ]
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         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.


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PRINT NAME OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER

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PRINT NAME OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.